                                                                   EXHIBIT 10.9


                                AMENDMENT NO. 1
                              TO CREDIT AGREEMENT

         Amendment, dated as of September 30, 1994 to the Credit Agreement dated as of December 22, 1993 (the "Agreement") among Allergan, Inc. (the "Borrower"), the Banks listed on the signature pages hereof, Morgan Guaranty Trust Company of New York (the "Agent") and Bank of America National Trust and Savings Association (the "Co-Agent") in the original aggregate principal amount of $150,000,000.

         The parties hereto desire to amend the Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

         1. Definitions. Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

         2.      Amendments.

                 (A) The definition of "Commitment" set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

                          "Commitment" means, with respect to each Bank, the
                 amount set forth opposite the name of such Bank on the signature pages of Amendment No. 1 dated September 30, 1994 to the Agreement, as such amount may be reduced from time to time pursuant to Section 2.09.

                 (B)  The definition of "Commitment Fee Rate" set forth in
Section 1.01 of the Agreement is deleted.

                 (C)  The definition of "Level III Status" set forth in Section
1.01 of the Agreement is amended to read in its entirety as follows:

                          "Level III Status" exists at any date if, at such
                 date, (i) the Borrower's outstanding senior unsecured long-term debt securities are rated BBB+ or higher by S&P and Baa1 or higher by Moody's and (ii) neither Level I Status nor Level II Status exists.

                 (D)  The definition of "Level IV Status" set forth in Section
1.01 of the Agreement is amended to read in its entirety as follows:

                          "Level IV Status" exists at any date if, at such
                 date, (i) the Borrower's outstanding senior unsecured long-term debt securities are rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) none of Level I Status, Level II Status or Level III Status exists.

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                 (E)  Section 1.01 of the Agreement is amended by
alphabetically inserting the term "Level V Status", which shall read in its entirety as follows:

                          "Level V Status" exists at any date if, at such date,
                 none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

                 (F)  The definition of "Termination Date" set forth in Section
1.01 of the Agreement is amended by deleting the reference to "December 22, 1998" and by inserting "September 30, 1999" in lieu thereof.

                 (G) The definition of "CD Margin" set forth in Section 2.07(b) of the Agreement is amended to read in its entirety as follows:

                          "CD Margin" means (i) 0.295% for any day on which
                 Level I Status exists, (ii) 0.325% for any day on which Level II Status exists, (iii) 0.375% for any day on which Level III Status exists, (iv) 0.425% for any day on which Level IV Status exists and (v) 0.500% for any day on which Level V Status exists.

                 (H)  The definition of "Euro-Dollar Margin" set forth in
Section 2.07(c) of the Agreement is amended to read in its entirety as follows:

                           "Euro-Dollar Margin" means (i) 0.170% for any day on
                 which Level I Status exists, (ii) 0.20% for any day on which Level II Status exists, (iii) 0.250% for any day on which Level III Status exists, (iv) 0.30% for any day on which Level IV Status exists and (v) 0.375% for any day on which Level V Status exists.

                 (I) The definition of "Facility Fee Rate" set forth in Section 2.08(a) of the Agreement is amended to read in its entirety as follows:

                           "Facility Fee Rate" means (i) 0.080% per annum for
                 any day on which Level I Status exists, (ii) 0.10% per annum for any day on which Level II Status exists, (iii) 0.125% per annum for any day on which Level III Status exists, (iv) 0.175% per annum for any day on which Level IV Status exists and (v) 0.250% per annum for any day on which Level V Status exists.

                  (J) Section 2.08(b) of the Agreement is deleted and left intentionally blank.

                 (K) Section 5.07 of the Agreement is amended to read in its entirety as follows:

                           SECTION 5.07 Subsidiary Debt.  The Borrower will not
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                 permit any Subsidiary to incur or suffer to exist any Debt
                 (excluding Debt owed to the Borrower or a Wholly-Owned Subsidiary) in excess of 20% of Consolidated Net Worth at any time in the aggregate for all Subsidiaries.

          3. Representations. The Borrower hereby confirms and repeats each of the representations and warranties set forth in the Agreement on and as of the date of this Amendment as if made on and as of such date and as if each reference therein to the Agreement referred to the Agreement as modified hereby, and represents and warrants that no Event of Default or other event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default has occurred and is continuing.

          4. Agreement as Amended. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

          5. Governing Law. This Amendment, and the Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of New York.

          6. Severability. In case any one or more of the provisions contained in this Amendment would be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          7.Counterparts; Effective Date. This amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.
This Amendment shall become effective as of the date first above written upon receipt by the Agent of (i) counterparts hereof executed by each of the parties hereto and (ii) the Notes, duly executed and delivered by the Borrower, evidencing the increased Commitments of the Banks and the obligation of the Borrower to repay any Loans.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.


                                        ALLERGAN, INC.



                                        By:    /s/  JEFFREY L. EDWARDS
                                           ---------------------------------
                                               Vice President & Treasurer


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 Commitments

 $48,375,000                       MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK



                                   By:  /s/  ADAM J. SILVER
                                        ----------------------------------
                                             Adam J. Silver
                                        Title:  Associate





 $46,125,000                       BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION



                                   By:  /s/  MARK F. MILNER
                                        ----------------------------------
                                             Mark F. Milner
                                        Title:  Managing Director



 $46,125,000                       CITICORP USA, INC.



                                   By:  /s/  BARBARA A. COHEN
                                        ----------------------------------
                                             Barbara A. Cohen
                                        Title:  Vice President





 $28,125,000                       ABN AMRO BANK N.V.
                                   LOS ANGELES INTERNATIONAL
                                     BRANCH



                                   By:  /s/  JOHN A. MILLER
                                        ----------------------------------
                                             John A. Miller
                                        Title:  Vice President


                                   By:  /s/  ELLEN M. COLEMAN
                                        ----------------------------------
                                             Ellen M. Coleman
                                        Title:  Assistant Vice President

 $28,125,000                       UNION BANK OF SWITZERLAND



                                   By:  /s/  THOMAS G. JACKSON
                                        ----------------------------------
                                             Thomas G. Jackson
                                        Title:  First Vice President


                                   By:  /s/  PETER S. HUMBER
                                        ----------------------------------
                                             Peter S. Humber
                                        Title:  Vice President





 $28,125,000                       WACHOVIA BANK OF GEORGIA, N.A.



                                   By:  /s/  TERRY L. AKINS
                                        ----------------------------------
                                             Terry L. Akins
                                        Title:  Senior Vice President



 Total Commitments

 $225,000,000


                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, As Agent



                                   By:  /s/  ADAM J. SILVER
                                        ----------------------------------
                                             Adam J. Silver
                                        Title:  Associate





                                   BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION,
                                     As Co-Agent



                                   By:  /s/  MARK F. MILNER
                                        ----------------------------------
                                             Mark F. Milner
                                        Title:  Managing Director